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                                  EXHIBIT 10.5

                 PLEDGE AGREEMENT REGARDING NON-CONTINGENT NOTE

          This PLEDGE AGREEMENT (this "Agreement"), dated as of June 20, 2006 is executed and delivered by and among USG CORPORATION, a Delaware corporation (the "Company"), and the parties set forth on the signature pages hereto listed as and acting in their capacities as an Asbestos Personal Injury Trustee under and as defined in the Plan (as defined below) (in each case, together with its successors and assigns, if any, in such capacity, individually and collectively being referred to herein as the "Trustee") for the Trust (as defined below), with reference to the following:

          WHEREAS, each of the entities listed on Schedule I hereto (collectively, the "Makers" and each, a "Maker"), has executed and delivered that certain Non-Negotiable Promissory Note, dated as of the date hereof in the original principal amount of Ten Million Dollars ($10,000,000) (the "Note") in favor of the United States Gypsum Asbestos Personal Injury Settlement Trust (the "Trust"); and

          WHEREAS, under the terms of the Joint Plan of Reorganization of the Makers, filed with the United States Bankruptcy Court for the District of Delaware on April 5, 2006 (as amended from time to time, the "Plan"), it is a condition precedent to the emergence of the Makers from bankruptcy protection that the Company agree to pledge to the Trust the Pledged Collateral (as defined below), subject to the terms and conditions of this Agreement, to secure payment of the Note;

          NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

          Definitions And Construction.

          Section 1. Definitions. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Plan. The following terms, as used in this Agreement, shall have the following meanings:

          "Agreement" has the meaning set forth in the preamble to this Agreement.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Equity Interests" means the common stock (other than treasury stock) of the Company.

          "Event of Default" means the occurrence and continuance of a payment default pursuant to section 2(a)(i) of the Note beyond the expiration of the cure period thereunder.

          "Paid in Full" means the payment in full in cash of all Secured Obligations (other than unasserted contingent and indemnification obligations).

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          "Pledge" has the meaning set forth in Section 2 below.

          "Pledged Collateral" means the Pledged Interests and the Proceeds, collectively.

          "Pledged Interests" means the authorized but unissued Equity Interests of the Company that would, upon issuance, constitute that amount of Equity Interests that would entitle the Trust to 51% of the aggregate voting power of all such outstanding Equity Interests of the Company on a fully diluted basis (taking into account the Equity Interests of the Company issued and outstanding immediately previous to such issuance, plus the Equity Interests to be issued and pledged pursuant to Section 2 of this Agreement), as of the date that the Trust demands the Pledge in accordance with the terms of the Plan, the Note and this Agreement.

          "Proceeds" means all proceeds (including proceeds of proceeds) of the Pledged Interests including, without duplication, all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time thereafter received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Collateral, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Company and any security entitlements, as defined in the UCC with respect thereto) and (b) "proceeds," as such term is defined in the UCC.

          "Secured Obligations" means all payment obligations set forth in
Section 1(a) of the Note.

          "UCC" means the Delaware Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Trustee's lien on any Pledged Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Delaware, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

          Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to this Agreement includes any and all permitted alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.


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          Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Trustee or the Company, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties signatory hereto and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

          Section 2. Agreement to Issue and Pledge. The Company hereby agrees, upon (a) the occurrence and during the continuance of an Event of Default and
(b) the subsequent demand of the Trust in writing in accordance with the terms of the Note and the Plan, to take all necessary action to issue the Pledged Interests in the name of the Company, and, upon its issuance, to hypothecate, pledge, grant, transfer, and collaterally assign to the Trustee, for the benefit of the Trust, a security interest in all of the Company's then owned and thereafter acquired right, title, and interest in and to the Pledged Collateral (such hypothecation, pledge, grant, transfer, and collateral assignment is herein referred to as the "Pledge").

          Section 3. Security for Secured Obligations. Upon the occurrence of the Pledge, such Pledged Collateral shall secure the prompt repayment of any and all of the Secured Obligations in accordance with the provisions hereof and the Note as described in the Plan (whether at the stated maturity, by acceleration or otherwise).

          Section 4. Delivery and Registration of Pledged Collateral. Upon the effectiveness of the Pledge:

          (a) all certificates or instruments representing or evidencing the Pledged Collateral, if any, shall be promptly delivered by the Company to the Trustee and shall be held by or on behalf of the Trustee pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Trustee;

          (b) any and all Pledged Collateral (including dividends, interest, and other cash distributions) at any time received or held by the Company in contravention of terms of this Agreement, shall be so received or held in trust for the Trustee, shall be segregated from other funds and property of the Company and shall forthwith be delivered to the Trustee in the same form as so received or held, with any necessary endorsements; and

          (c) if at any time and from time to time any Pledged Collateral consists of an uncertificated security or a security in book entry form, then the Company, at its expense, shall promptly cause such Pledged Collateral to be registered or entered, as the case may be, in the name of the Trustee, for the benefit of the Trust, or otherwise cause the security interest held by the Trustee for the benefit of the Trust, to be perfected in accordance with applicable law.

          Section 5. Representations and Warranties. The Company represents and warrants as follows:

          (a) the Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and has full corporate power and authority to execute and deliver this Agreement;


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          (b) the execution and delivery by the Company of this Agreement has been duly authorized by all necessary corporate action on its part; and

          (c) this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof, except as such enforceability may be limited by: (i) bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance and other laws of general applicability relating to or affecting creditors' rights and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 6. Further Assurances. From and after the Pledge,

          (a) the Company agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that the Trustee may reasonably request, in order to protect the security interest granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, the Company will: (i) at the request of the Trustee, mark conspicuously each of its records pertaining to the Pledged Collateral with a legend, in form and substance reasonably satisfactory to the Trustee, indicating that such Pledged Collateral is subject to the security interest granted hereby;
(ii) authorize, execute, or file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Trustee may reasonably request, in order to preserve the security interests granted hereby; and (iii) appear in and defend any action or proceeding that may affect the Trustee's interest in the Pledged Collateral; and

          (b) the Company authorizes the Trustee, on behalf of the Trust, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of the Company where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          Section 7. Covenants of the Company. Until the Secured Obligations are Paid in Full, the Company shall:

          (a) take such actions as are necessary to ensure that it maintains at all times Equity Interests that are authorized but unissued in an amount adequate to fulfill its obligations hereunder, and that no conditions precedent to the issuance of such Pledged Collateral shall exist, except as set forth herein;

          (b) at all times keep at least one complete set of its records concerning the Pledged Collateral;

          (c) from and after the Pledge, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Trustee from time to time may request in order to ensure to the Trustee the benefits of the liens in and to the Pledged Collateral created by this Agreement, including the filing of any necessary financing statements, which


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may be filed by the Trustee, and will cooperate with the Trustee at the
Company's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such liens or any sale or transfer of the Pledged Collateral;

          (d) from and after the Pledge, defend the liens of the Trustee in the Pledged Collateral against the claim of any Entity and will maintain and preserve such liens, except with respect to actions affirmatively taken by the Trustee with respect to its liens or any failure of the Trustee to continue any lien prior to the lapse thereof.

          Section 8. Legending of Certificates; No Registration Rights. Each of the Trustee and the Company agrees that, from and after the Pledge,

          (a) any certificate or other writing evidencing the Pledged Collateral that is issued by the Company in the name of the Trustee or otherwise in favor of the Trust or the Trustee pursuant to Section 9 hereof shall bear the following legend:

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. NO INTEREST IN THIS CERTIFICATE MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS
(A) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THIS CERTIFICATE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (B) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION; and

          (b) the Trustee agrees and acknowledges that none of the Trust, the Trustee or any other holder of any of the Note or any certificate or other writing evidencing the Pledged Collateral, or any rights relating thereto, shall have any rights to require the Company to register the Note or such certificate or other writing, or any rights related thereto, with respect to the Pledged Collateral, under the Securities Act of 1933, as amended, or pursuant to any applicable state securities laws.

          Section 9. Remedies upon Default. From and after the Pledge, upon the occurrence and during the continuance of an Event of Default:

          (a) At any time upon ten (10) Business Days prior written notice to the Company, the Trustee (personally or through an agent) may, to the maximum extent permitted by applicable law, (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations,
(iii) exercise the voting and all other rights as an equity holder with respect to the Pledged Collateral, including without limitation all rights under applicable law, (iv) collect and receive all cash dividends and distributions made with respect to the Pledged Collateral (including any sums paid or distributions made upon or in respect of the Equity Interests (A) upon the liquidation or dissolution of the Company, and (B) on or in respect of the Equity Interests or any property distributed upon or with respect to the Equity Interests pursuant to the recapitalization or


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reclassification of the capital of the Company or pursuant to the reorganization thereof) and make application thereof to the Secured Obligations and (v) otherwise act with respect to the Pledged Collateral as though the Trustee was the outright owner thereof, including, without limitation, take any action, exercise any right or receive any benefit under applicable law.

          (b) The Trustee, on behalf of the Trust, may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC and all other applicable laws upon the occurrence and continuance of an Event of Default hereunder (irrespective of whether the UCC applies to the affected items of Pledged Collateral), and the Trustee, on behalf of the Trust, may also, subject to the terms of Section 8, to the extent permitted by law, sell the Pledged Collateral or any part thereof in one or more parcels at private sale, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Trustee may deem commercially reasonable. To the maximum extent permitted by applicable law, the Trustee may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold free, subject to Section 8 above, from any claim or right on the part of the Company. The Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days written notice to the Company of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Trustee may adjourn any private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          Section 10. Duties of the Trustee. The powers conferred on the Trustee hereunder are solely to protect its interests in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Except as provided in
Section 9-207 of the UCC, and under Section 8 above, the Trustee shall have no duty with respect to the Pledged Collateral or any responsibility for taking any necessary steps to preserve rights against any Entities with respect to any Pledged Collateral.

          Section 11. Choice of Law and Venue. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW CASTLE, STATE OF DELAWARE. THE COMPANY AND THE TRUSTEE WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON COVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.


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          Section 12. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Company herefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee and the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Trustee to exercise, and no delay in exercising any right under this Agreement, the Note, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, the Note, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

          Section 13. Successors; Assigns. This Agreement shall be binding upon the Company, the Trustee and their respective successors and assigns, and shall inure to the benefit of the Company, the Trust and the Trustee and the successors and assigns of the Trust and the Trustee. No other Entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or the Note. The Company may not assign or transfer any of its rights or Secured Obligations under this Agreement without the prior written consent of the Trustee and the Trustee may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Company.

          Section 14. Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Trustee or to the Company, as applicable, at its address specified in the Note, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

          Section 15. Continuing Security Interest. Upon the effectiveness of the Pledge, this Agreement shall create a security interest in the Pledged Collateral and shall remain in full force and effect until the Secured Obligations are Paid in Full. At such time the Secured Obligations are Paid in Full, the security interests granted upon the effectiveness of the Pledge shall automatically terminate and all rights to the Pledged Collateral shall revert to the Company. Upon any such termination, the Trustee will, at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination and promptly deliver any Pledged Collateral in its possession to the Company. Such documents shall be prepared by the Company and shall be in form and substance reasonably satisfactory to the Trustee.

          Section 16. Security Interest Absolute. To the maximum extent permitted by law, all rights of the Trustee, all security interests hereunder, and all obligations of the Company hereunder, shall, upon the effectiveness of the Pledge, in accordance with the terms hereof, be absolute and unconditional irrespective of:

          (a) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note, the Plan or any other agreement or instrument governing or evidencing any Secured Obligations;


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          (b) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations;

          (c) the insolvency of any Maker; or

          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Company, other than payment in full of the Secured Obligations.

          Section 17. Acknowledgements.

          (a) The Company and the Trustee hereby acknowledge that they have been advised by counsel in the negotiation, execution and delivery of this Agreement.

          (b) The Company hereby acknowledges that:

               (i) neither the Trustee nor the Trust has any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement or the Note, and the relationship between the Company, on the one hand, and the Trustee and the Trust, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

               (ii) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby among the Company and the Trust or the Trustee on behalf of the Trust.

          Section 18. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          Section 19. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          Section 20. Counterparts; Telefacsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

          Section 21. Waiver of Jury Trial. THE COMPANY AND THE TRUSTEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY


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OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS,
BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE COMPANY AND THE TRUSTEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  [Remainder of page intentionally left blank]


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          IN WITNESS WHEREOF, the Company and the Trustee have caused this
Agreement to be duly executed and delivered as of the date first written above.


                                     USG CORPORATION,
                                     a Delaware corporation


                                     By: /s/ Richard H. Fleming
                                         ---------------------------------------
                                     Name: Richard H. Fleming
                                     Title: Executive Vice President &
                                            Chief Financial Officer

                    [Signature Page to Note Pledge Agreement]

                                     /s/ Philip A. Pahigian
                                     -------------------------------------------
                                     Philip A. Pahigian
                                     Trustee


                                     /s/ Lewis R. Sifford
                                     -------------------------------------------
                                     Lewis R. Sifford
                                     Trustee


                                     /s/ Thomas M. Tully
                                     -------------------------------------------
                                     Thomas M. Tully
                                     Trustee

                    [Signature Page to Note Pledge Agreement]